UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

ENTASIS THERAPEUTICS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38670	82-4592913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive Waltham, Massachusetts 02451
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 810-0120

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On May 23, 2022, Entasis Therapeutics Holdings Inc., a Delaware corporation (“Entasis” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Innoviva, Inc., a Delaware corporation (“Parent”), and Parent’s wholly owned subsidiary, Innoviva Merger Sub, Inc., a Delaware corporation (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of the Company’s common stock, par value $0.001 per share (the “Shares”), other than Shares held by Parent or Merger Sub, at a price of $2.20 per Share in cash (the “Offer Price”), without interest and subject to any applicable withholding of taxes.

The Offer will be scheduled to expire on the 20th business day following the commencement of the Offer, unless extended in accordance with the terms of the Merger Agreement and applicable law. The obligation of Parent and Merger Sub to consummate the Offer is subject to certain customary conditions, including that there be validly tendered and not validly withdrawn a number of Shares that, excluding the Shares beneficially owned by Parent, Merger Sub, and the Company’s Chief Executive Officer, represents at least one Share more than 50% of the Shares not beneficially owned by such persons that are outstanding at the time of the expiration of the Offer (the “Minimum Condition”). The Minimum Condition may not be waived. Parent and its affiliates currently own approximately 60% of the issued and outstanding Shares. Consummation of the Offer is not subject to a financing condition.

At the time of the acceptance for payment of all Shares tendered (and not validly withdrawn) pursuant to the Offer (the “Offer Acceptance Time”), each Share (other than any Shares held by (i) Parent or Merger Sub and (iii) by stockholders who have properly exercised and perfected their demands for appraisal of such Shares in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) will be cancelled and converted into the right to receive an amount in cash equal to the Offer Price, without interest and subject to any applicable withholding of taxes. As soon as practicable following the Offer Acceptance Time, subject to the satisfaction or waiver of certain customary conditions, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent pursuant to Section 251(h) of the DGCL (the “Merger”).

Immediately prior to the effective time of the Merger (the “Effective Time”), each Company stock option with a per share exercise price less than the Offer Price, whether or not vested, will terminate and be cancelled, and the holder thereof will be entitled to receive the Offer Price less any applicable per share exercise price for each share subject to such award, pursuant to the terms set forth in the Merger Agreement. Each Company stock option with a per share exercise price equal to or greater than the Offer Price will be cancelled as of immediately prior to the Effective Time, with no consideration payable. Additionally, each Company restricted stock unit (“RSU”) will terminate and be cancelled as of immediately prior to the Effective Time and be converted into the right to receive a number of restricted stock units in respect of shares of Parent common stock, par value $0.01 per share (“Parent Common Stock”) with terms and conditions that are similar the RSUs for which they were exchanged (each, a “Replacement RSU Award”), except for certain changes to the vesting schedule and conditions and changes to such terms and conditions as do not adversely impact the rights of the holder thereof if Parent determines in good faith that such changes are necessary for the administration of such awards. The number of shares underlying the Replacement RSU Awards will equal (x) the number of Shares subject to RSUs immediately prior to the Effective Time, multiplied by (y) the Offer Price, divided by (z) the per share volume-weighted average price of Parent Common Stock for the 10 business days prior to the closing date (the “Parent Stock VWAP”). The Merger Agreement further provides that, as of the Effective Time, each outstanding Company warrant (a “Warrant”) that is outstanding as of immediately prior to the Effective Time with a per share exercise price less than the Offer Price will be cancelled, and Parent will issue a replacement warrant (each, a “Replacement Warrant”) (i) exercisable for (a) a number of shares of Parent Common Stock equal to the aggregate number of Shares underlying such Entasis Warrant; multiplied by (b) the Offer Price; divided by (c) the Parent Stock VWAP and (ii) having a per share exercise price equal to (a) the current per share exercise price of such Warrant; multiplied by (b) the Parent Stock VWAP; divided by (C) the Offer Price.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Merger Sub. The Company has agreed to use reasonable best efforts to ensure that its business and operations are conducted in the ordinary course of business consistent with past practices until the earlier of the Effective Time or the termination of the Merger Agreement. The Company has also agreed not to solicit or initiate, or knowingly facilitate or knowingly encourage the submission of proposals for a strategic transaction involving the Company. The Company’s board of directors unanimously approved the execution, delivery and performance by the Company of the Merger Agreement and the Merger on the terms and subject to the conditions set forth in the Merger Agreement and unanimously recommends that the stockholders of the Company (other than Parent and its affiliates) tender their Shares in the Offer.

The Merger Agreement also includes customary termination provisions for both the Company and Parent. The Merger Agreement provides that the parties are entitled to an injunction or injunctions to prevent breaches of the Merger Agreement, and to specifically enforce the terms and provisions of the Merger Agreement.

Amendment to Investor Rights Agreement

In connection with entry into the Merger Agreement, the Company and Parent entered into Amendment No. 1 to the Investor Rights Agreement (the “Amendment”), dated April 22, 2020, as amended, between the Company and Parent. The Amendment adjusts and clarifies the circumstances in which Parent would have preemptive rights to acquire Company securities and narrows the exception under which the Company may issue securities on an expedited basis without first giving Parent the opportunity to participate in the transaction. The Amendment also grants Parent certain rights to negotiate a sale or material licensing transaction related to the Company’s product candidate sulbactam-durlobactam in the United States, the European Economic Area or the United Kingdom before the Company can enter into such an agreement with respect to such a transaction with a third party.

General

The foregoing summaries of the principal terms of the Merger Agreement and the Amendment do not purport to be a complete description of such agreements and the rights and obligations of the respective parties thereunder. The respective summaries are qualified in their entirety to the full copy of the Merger Agreement and Amendment which are filed as Exhibits 2.1 and 10.1, respectively, and incorporated in this Item 1.01 by reference. The foregoing summaries and attached exhibits are intended to provide information regarding the material terms of the transactions described herein and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (the “SEC”). The assertions embodied in the representations and warranties included in the Merger Agreement and the Amendment were made solely for purposes of such agreements among the respective parties thereto and are subject to important qualifications and limitations agreed to by the parties, including in the case of the Merger Agreement being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the contracting parties rather than establishing matters as facts. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the parties to the Merger Agreement and the Amendment or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and the Amendment, and this subsequent information may or may not be fully reflected in public disclosures by the Company or Parent.

Item 8.01.	Other Events.

On May 23, 2022, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Important Information about the Tender Offer

The Offer has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of the Company’s common stock or any other securities. At the time the Offer is commenced, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed by Parent and Merger Sub with the SEC, and a solicitation/recommendation statement on Schedule 14D-9 will be filed by the Company with the SEC. The Offer will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/ RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which will be named in the tender offer statement. Additional copies may be obtained at no charge by contacting Innoviva at 1350 Old Bayshore Highway Suite 400, Burlingame, CA 94010 or (650) 238-9600 or by contacting Entasis at 35 Gatehouse Drive, Waltham, MA 02451 or (781) 810-0120. In addition, Innoviva and Entasis file annual, quarterly and current reports and other information with the SEC, which are also available to the public at the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This document includes statements that are not statements of historical fact, or “forward-looking statements,” including with respect to Parent’s proposed acquisition of the Company. Such forward-looking statements include, but are not limited to, the ability of Innoviva and Company to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer contemplated thereby and the other conditions set forth in the Merger Agreement, statements about the expected timetable for completing the transaction, Parent’s and the Company’s beliefs and expectations and statements about the benefits sought to be achieved in Parent’s proposed acquisition of the Company, the potential effects of the acquisition on both Parent and the Company, the possibility of any termination of the Merger Agreement, as well as the expected benefits and success of the Company’s product candidates. Many of these risks and uncertainties are beyond the Company’s control. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed transaction will be satisfied on the expected timetable or at all, or with respect to pipeline products that the products will receive the necessary regulatory approvals or that they will prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of the Company’s stockholders unaffiliated with Parent will tender their shares in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Merger and the Offer contemplated by the Merger Agreement may not be satisfied or waived; the effects of disruption from the transactions contemplated by the Merger Agreement and the impact of the announcement and pendency of the transactions on the Company’s business; the risk that stockholder litigation in connection with the offer or the merger may result in significant costs of defense, indemnification and liability, and diversion of management time and attention from managing the Company’s affairs; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of the Company’s and Parent’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

The Company and Parent undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company’s and Parent’s respective 2021 Annual Reports on Form 10-K and the Company’s and Parent’s other filings with the SEC available on the SEC’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 23, 2022, among the Company, Parent and Merger Sub.*
10.1	Amendment No. 1 to Investor Rights Agreement, dated as of May 23, 2022, by and between the Company and Parent.
99.1	Joint Press Release, dated May 23, 2022, issued by the Company and Parent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entasis Therapeutics Holdings Inc.

May 23, 2022	By:	/s/ Elizabeth M. Keiley
	Name:	Elizabeth M. Keiley
	Title:	General Counsel